             SECOND AMENDMENT TO REAL ESTATE PURCHASE AND SALE AGREEMENT

    This Second Amendment to Real Estate Purchase and Sale Agreement ("Second Amendment") is made and entered into as of this 9th day of September 1996, by and between Miami Gardens Associates, a New Jersey general partnership ("Seller") and Basic Acquisitions, Inc., a Delaware corporation ("Purchaser").

                                     WITNESSETH:

         Whereas, Seller and Purchaser have previously entered into a Real Estate Purchase and Sale Agreement, dated as of July 24, 1996, (the "Agreement") as modified by that First Amendment to Real Estate Purchase and Sale Agreement dated as of September 5, 1996 (the "First Amendment") relating to the sale by the Seller and the purchase by the Purchaser (the "Transaction") of certain real property located in Dade County, Florida, and commonly referred to as the Garden Square Shopping Center; and

    Whereas, the Seller and the Purchaser now desire to further modify and amend the Agreement in accordance with the provisions set forth in this Second Amendment.

    NOW, THEREFORE, for and in consideration of Ten and No/100 ($10.00) Dollars and other good and valuable consideration, and for and in consideration of the mutual covenants and conditions herein set forth, the parties hereto agree to further modify the Agreement as hereinafter set forth:

    1. The Due Diligence Period (solely for purposes of environmental risks) is hereby extended to September 23, 1996 at 5:00 p.m. (Miami, Florida time). In no event, shall this Second Amendment be construed to extend the Due Diligence Period for any other contingency or purpose.

    2. Section 2(a) of the Agreement is hereby amended by deleting the following:

    "In the event the Purchaser does not terminate this Agreement in accordance with Section 5 of this Agreement, Purchaser shall, within five (5) business days after the completion of the Due Diligence Period (as herein defined), deliver to the Escrow Agent an additional sum of One Hundred Thousand and No/100 ($100,000.00) Dollars (the "Second Deposit")."

and the following shall be inserted in its place:

    "In the event the Purchaser does not terminate this Agreement in accordance with Section 5 of this Agreement, Purchaser shall on or before September 30, 1996 at 5:00 p.m. (Miami, Florida time), deliver to the Escrow Agent an additional sum of One Hundred Thousand and No/100 ($100,000.00) Dollars
    (the "second Deposit")."

    3. All capitalized terms as provided for in this Second Amendment shall be deemed defined terms and shall have the meaning as defined in the Agreement unless otherwise defined in this Second Amendment.

    4. The Agreement shall remain in full force and effect and binding upon the parties hereto as is set forth in the Agreement and the First Amendment, except as modified by this Second Amendment.

    5. This Second Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, the parties hereto have duly signed, sealed, and delivered this Second Amendment, as of the day, month, and year first above written.

Witnesseth:                            BASIC ACQUISITIONS, INC.
                                       a Delaware corporation
/s/ W Kahn
----------------------------           By: /s/ CK Maynard
                                           -------------------------------

 Woody Kahn                            Print Name: Carl Maynard
----------------------------                       -----------------------

                                       Title: President
                                              ----------------------------



                                       MIAMI GARDEN ASSOCIATES,
                                       a New Jersey general partnership
Witnesseth:                            By:  Garden Square Associates, L.P.,
                                         a Delaware limited partnership, as
                                         general partner
----------------------------             By:  Englewood Gardens, Inc., a
                                         Florida corporation, as sole
                                         general partner
----------------------------
                                       By:  /s/ John F. Malhame
                                            -------------------------------

                                       Print Name:  John F. Malhame
                                                    -----------------------

                                       Title:  President
                                               ----------------------------

    5. The Agreement shall remain in full force and effect and binding upon the parties hereto as is set forth in the Agreement, except as modified by this First Amendment.

    6. This First Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, the parties hereto have duly signed, sealed, and delivered this First Amendment, as of the day, month, and year first above written.

Witnesseth:                            BASIC ACQUISITIONS, INC.
                                       a Delaware corporation
/s/ Debra A. Kermay
----------------------------
                                       By:  CK Maynard
                                            -------------------------------

----------------------------            Print Name:  Carl K. Maynard
                                                    -----------------------

                                        Title:  President
                                               ----------------------------



                                       MIAMI GARDEN ASSOCIATES,
                                       a New Jersey general partnership
Witnesseth:                            By:  Garden Square Associates, L.P.,
                                         a Delaware limited partnership, as
----------------------------             general partner
                                         By:  Englewood Gardens, Inc., a
                                         Florida corporation, as sole
----------------------------             general partner

                                       By:
                                            --------------------------------

                                       Print Name:
                                                    ------------------------

                                       Title:
                                               -----------------------------

    5. The Agreement shall remain in full force and effect and binding upon the parties hereto as is set forth in the Agreement, except as modified by this First Amendment.

    6. This First Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, the parties hereto have duly signed, sealed, and delivered this First Amendment, as of the day, month, and year first above written.

Witnesseth:                            BASIC ACQUISITIONS, INC.
                                       a Delaware corporation
----------------------------
                                       By:
                                            -------------------------------

                                       Print Name:
----------------------------                        -----------------------

                                       Title:
                                               ----------------------------


                                       MIAMI GARDEN ASSOCIATES,
                                       a New Jersey general partnership
Witnesseth:                            By:  Garden Square Associates, L.P.,
                                         a Delaware limited partnership, as
/s/ Laurel Merse                         general partner
----------------------------             By:  Englewood Gardens, Inc., a
                                         Florida corporation, as sole
/s/ Elizabeth Shingela                   general partner
----------------------------
                                       By:  /s/ John F. Malhame
                                            -------------------------------

                                       Print Name:  John Malhame
                                                    ----------------------

                                       Title:  President
                                               ---------------------------